EAGLE BUILDING TECHNOLOGIES INC


                               Filing Type:  8-K/A
                               Description:  N/A
                               Filing Date:  01/06/04



                                    Ticker:
                                     Cusip:  269439
                                     State:  FL
                                   Country:  US
                               Primary SIC:  3271
                          Primary Exchange:  OTH
                   Billing Cross Reference:
                              Date Printed:


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 15, 2003
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                        EAGLE BUILDING TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     Nevada
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        0-26322                                            88-0327648
-------------------------                      ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



                       Eagle Building Technologies, Inc.,
              201 South Biscayne Blvd., 28th Floor, Miami Fl 33131
            --------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (305) 913-7559
                           ---------------------------
                           (Issuer's telephone number)





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Item 4. Change in and Disagreements with Accountants on Accounting and Financial
Disclosure
--------------------------------------------------------------------------------

On November 4, 2003, upon the filing of the company's civil action against Tanner and Co. ("Tanner") (see Item 5 below), the Company was notified by Tanner that it was resigning as auditor on the ground that it had concluded it could no longer be independent as to Eagle building Technologies, Inc. None of Tanner's reports for the past contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was made by Tanner and was not recommended by the Company`s Board of Directors. During fiscal years 2001 and 2002 and during 2003, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. However, the company believes that Tanner was negligent in its preparation of the Company's financial reports for 2000 and 2001 prior to their restatement in 2002 and also does not pertain to or affect the Company's 10-KSB for 2002 filed in July 2003.

ITEM 5. Other Events
--------------------
LEGAL PROCEEDINGS

         The following reports updated information on various pending legal proceedings involving the company.

Class Actions

         In Re Eagle Building Technologies, Inc., Securities Litigation, Case Number 02-80294-CIV-RYSKAMP. An appearance has been entered on behalf of the company by the law firm of Adorno and Yoss. Defendant Tanner and Co. seeks dismissal of claims by the class against it arising from alleged negligent performance of audits of the Company's financials and its issuance of an unqualified opinion related to the company's 10-KSB filings for 2000 and 2001. Tanner asserts that even if it were negligent, such conduct does not establish scienter that is a necessary element of securities fraud.

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Additional Securities Litigation
--------------------------------

         Deborah Donoghue v. Eagle Building Technologies, Inc., U.S. District Court for the Southern District of New York Case 03CV2472. The plaintiff has agreed to stipulate to a dismissal with prejudice of all claims against all Defendants, including the company and Meyer A. Berman.

         Mark Neuman v. Anthony D'Amato, et al. and Eagle Building Technologies, Inc. (as a nominal defendant) (15th Judicial Circuit in and for Palm Beach County, Florida, Case No. CA 02-05560-AG). This civil action is presently stayed. A motion is pending by Defendant Tanner and Co. seeking dismissal of the derivative action insofar as it pertains to this Defendant because the Company has filed a separate damages action against Tanner and on other grounds. Co-Defendant Robert Kornahrens has informed the Company that he will not pursue a cross-claim for legal fees against the Company.

Additional Litigation
----------------------

         Eagle Building Technologies, Inc. A Nevada Corporation And Meyer Berman, V. Tanner & Company, And Anthony D'Amato, Case No: 502003 CA 11183 XXOCAN, 15th Judicial Circuit, Palm Beach County, Fl. The Company has filed a complaint alleging negligent performance by its former auditors, Tanner and Co., arising from the Defendant's failure to confirm bank balances and other financial data related to revenue reported in 2000 and 2001 for fictitious operations in India. A motion to dismiss by Defendant is scheduled for argument on January 22, 2004.

         J.C. Group Corp. and Jose A. Camacho v. Salinas Developers, Inc., Eagle Building Technologies (Civil No. G-CD2002-0109; Sala 302). This case was dismissed as untimely.

         Paul-Emile Desrosiers v. Eagle Building Technologies, Inc. (15th Judicial Circuit in and for Palm Beach County, Florida, Civil Case No. CA 02-03431 AA). The Company has filed additional claims against Mr. Desrosiers and has named Anthony D'Amato as an additional Defendant to seek damages based on his admitted violations of the federal securities laws.

         Jennifer Nina v. Eagle Building Technologies, Inc. (15th Judicial Circuit in and for Palm Beach County, Florida, Civil Case No. CA 02- 4297AE). This matter was submitted to mediation and settled for a nominal amount.

         A.R.H. Family et al. v. Eagle Building Technologies, Inc., Cause Number GN203813, 345th Judicial District, Travis County, Texas.; La Petrona Ltd. v. Eagle Building Technologies, GN300161, 250th Judicial District, Travis County Texas. The cases have been consolidated and presently pending is a motion to dismiss by the company alleging that Texas is not an appropriate forum for resolution of the disputed claims because a) the notes that the Plaintiffs seek to enforce are governed by Florida and the controlling issues of potential usury are best interpreted by Florida courts and, moreover, that it is not possible to achieve complete justice in Texas because not all parties are subject to personal jurisdiction in Texas.

         IMSI, Inc. v. Eagle Building Technologies, Inc., U.S. District Court, Central Division, Utah. The Company has counterclaimed for damages arising from the Plaintiff's collection and retention of royalty overpayments related to the use of the Plaintiff's licensed technology in India. The Company is asserting that such collections are improper because the Company did not use the technology. In addition, the company seeks return of royalty fees paid in relation to china where the Plaintiff has no patent.

Item 6. Resignations of Registrant's Directors
----------------------------------------------

Effective October 1, 2003, Meyer A. Berman resigned as Chairman and CEO and was replaced by Director, Steven A. Levy. Mr. Berman also resigned as a member of the Board of Directors. In a related matter, the issuance to Meyer Berman of 2.3 million shares of the company's common stock previously approved by the company has been rescinded by the Board. In lieu thereof, the Company agreed to sell to Mr. Berman 1.3 million shares for $1 million previously advanced by Mr. Berman to the Company.

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SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EAGLE BUILDING TECHNOLOGIES, INC.


Dated: January 5, 2004

By:   /s/ Steven A. Levy
---------------------------------
Steven A. Levy, Chairman